Exhibit 99.2

SYNCHRONY FINANCIAL
FINANCIAL SUMMARY
(unaudited, in millions, except per share statistics)
	Quarter Ended							Nine months ended
	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013	3Q'14 vs. 3Q'13		Sep 30, 2014	Sep 30, 2013	YTD'14 vs. YTD'13
EARNINGS
Net interest income	$2,879	$2,720	$2,743	$2,849	$2,703	$176	6.5%	$8,342	$7,722	$620	8.0%
Retailer share arrangements	(693)	(590)	(594)	(662)	(680)	(13)	1.9%	(1,877)	(1,711)	(166)	9.7%
Net interest income, after retailer share arrangements	2,186	2,130	2,149	2,187	2,023	163	8.1%	6,465	6,011	454	7.6%
Provision for loan losses	675	681	764	818	541	134	24.8%	2,120	2,254	(134)	(5.9)%
Net interest income, after retailer share arrangements and provision for loan losses	1,511	1,449	1,385	1,369	1,482	29	2.0%	4,345	3,757	588	15.7%
Other income	96	112	115	130	114	(18)	(15.8)%	323	370	(47)	(12.7)%
Other expense	728	797	610	807	575	153	26.6%	2,135	1,677	458	27.3%
Earnings before provision for income taxes	879	764	890	692	1,021	(142)	(13.9)%	2,533	2,450	83	3.4%
Provision for income taxes	331	292	332	249	380	(49)	(12.9)%	955	914	41	4.5%
Net earnings	$548	$472	$558	$443	$641	$(93)	(14.5)%	$1,578	$1,536	$42	2.7%
Net earnings attributable to common stockholders	$548	$472	$558	$443	$641	$(93)	(14.5)%	$1,578	$1,536	$42	2.7%

COMMON SHARE STATISTICS
Basic EPS	$0.70	$0.67	$0.79	$0.63	$0.91	$(0.21)	(23.1)%	$2.16	$2.18	$(0.02)	(0.9)%
Diluted EPS	$0.70	$0.67	$0.79	$0.63	$0.91	$(0.21)	(23.1)%	$2.16	$2.18	$(0.02)	(0.9)%
Common stock price	$24.55	n/a	n/a	n/a	n/a	$24.55	n/a	$24.55	n/a	$24.55	n/a
Book value per share	$11.92	$9.07	$8.57	$8.45	$7.92	$4.00	50.5%	$11.92	$7.92	$4.00	50.5%
Tangible common equity per share(1)	$10.24	$7.07	$6.57	$6.68	$6.15	$4.09	66.5%	$10.24	$6.15	$4.09	66.5%

Beginning common shares outstanding	705	705	705	705	705	—	—%	705	705	—	—%
Issuance of common shares through initial public offering	129	—	—	—	—	129	NM	129	—	129	NM
Shares repurchased	—	—	—	—	—	—	NM	—	—	—	NM
Ending common shares outstanding	834	705	705	705	705	129	18.3%	834	705	129	18.3%

Weighted average common shares outstanding	782	705	705	705	705	77	10.9%	731	705	26	3.7%
Weighted average common shares outstanding (fully diluted)	782	705	705	705	705	77	10.9%	731	705	26	3.7%

(1) Tangible Common Equity ("TCE") is a non-GAAP measure. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.

SYNCHRONY FINANCIAL
SELECTED METRICS
(unaudited, $ in millions, except account data)
	Quarter Ended							Nine months ended
	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013	3Q'14 vs. 3Q'13		Sep 30, 2014	Sep 30, 2013	YTD'14 vs. YTD'13
PERFORMANCE METRICS
Return on assets(1)	3.2%	3.1%	3.9%	3.0%	4.7%		(1.5)%	3.4%	3.7%		(0.3)%
Return on equity(2)	26.8%	29.9%	35.3%	31.1%	48.8%		(22.0)%	29.7%	39.7%		(10.0)%
Return on tangible common equity(3)	32.4%	38.5%	44.2%	40.0%	63.8%		(31.4)%	36.7%	52.1%		(15.4)%
Net interest margin(4)	17.11%	17.84%	18.83%	19.30%	19.69%		(2.58)%	17.80%	18.74%		(0.94)%
Efficiency ratio(5)	31.9%	35.5%	26.9%	34.8%	26.9%		5.0%	31.5%	26.3%		5.2%
Other expense as a % of average loan receivables, including held for sale	5.09%	5.77%	4.51%	5.77%	4.39%		0.70%	5.11%	4.37%		0.74%
Effective income tax rate	37.7%	38.2%	37.3%	36.0%	37.2%		0.5%	37.7%	37.3%		0.4%

CREDIT QUALITY METRICS
Net charge-offs as a % of average loan receivables, including held for sale	4.05%	4.88%	4.86%	5.13%	4.07%		(0.02)%	4.57%	4.52%		0.05%
30+ days past due as a % of period-end loan receivables	4.26%	3.82%	4.09%	4.35%	4.32%		(0.06)%	4.26%	4.32%		(0.06)%
90+ days past due as a % of period-end loan receivables	1.85%	1.65%	1.93%	1.96%	1.83%		0.02%	1.85%	1.83%		0.02%
Net charge-offs	$579	$673	$658	$718	$533	$46	8.6%	$1,910	$1,736	$174	10.0%
Loan receivables delinquent over 30 days	$2,416	$2,097	$2,220	$2,488	$2,299	$117	5.1%	$2,416	$2,299	$117	5.1%
Loan receivables delinquent over 90 days	$1,051	$908	$1,046	$1,121	$974	$77	7.9%	$1,051	$974	$77	7.9%

Allowance for loan losses (period-end)	$3,102	$3,006	$2,998	$2,892	$2,792	$310	11.1%	$3,102	$2,792	$310	11.1%
Allowance coverage ratio(6)	5.46%	5.48%	5.52%	5.05%	5.24%		0.22%	5.46%	5.24%		0.22%

BUSINESS METRICS
Purchase volume(7)	$26,004	$25,978	$21,086	$27,002	$23,499	$2,505	10.7%	$73,068	$66,856	$6,212	9.3%
Period-end loan receivables	$56,767	$54,873	$54,285	$57,254	$53,265	$3,502	6.6%	$56,767	$53,265	$3,502	6.6%
Average loan receivables, including held for sale	$57,391	$55,363	$55,495	$54,895	$52,580	$4,811	9.1%	$56,238	$51,488	$4,750	9.2%
Period-end active accounts (in thousands)(8)	60,489	59,248	57,349	61,957	56,703	3,786	6.7%	60,489	56,703	3,786	6.7%
Average active accounts (in thousands)(8)	59,907	58,386	59,342	58,402	56,171	3,736	6.7%	59,394	55,523	3,871	7.0%

LIQUIDITY
Liquidity portfolio
Cash and equivalents	$14,808	$6,782	$5,331	$2,319	$2,670	$12,138	NM	$14,808	$2,670	$12,138	NM
Total liquidity portfolio	$14,077	$6,119	$4,806	$2,058	$2,099	$11,978	NM	$14,077	$2,099	$11,978	NM
Undrawn credit facilities
Undrawn committed securitization financings	$5,650	$5,650	$450	$—	$—	$5,650	NM	$5,650	$—	$5,650	NM
Total liquidity portfolio and undrawn credit facilities	$19,727	$11,769	$5,256	$2,058	$2,099	$17,628	NM	$19,727	$2,099	$17,628	NM
Liquidity portfolio as a % of total assets	19.16%	9.69%	8.11%	3.48%	3.78%		15.38%	19.16%	3.78%		15.38%
Liquidity portfolio including undrawn committed securitization financings as a % of total assets	26.85%	18.63%	8.87%	3.48%	3.78%		23.07%	26.85%	3.78%		23.07%

(1) Return on assets represents net earnings as a percentage of average total assets.
(2) Return on equity represents net earnings as a percentage of average total equity.
(3) Return on tangible common equity represents net earnings as a percentage of average tangible common equity. Tangible Common Equity ("TCE") is a non-GAAP measure. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.

(4) Net interest margin represents net interest income divided by average interest earning assets.
(5) Efficiency ratio represents (i) other expense, divided by (ii) net interest income, after retailer share arrangements, plus other income.
(6) Allowance coverage ratio represents allowance for loan losses divided by total period-end loan receivables.
(7) Purchase volume, or net credit sales, represents the aggregate amount of charges incurred on credit cards or other credit product accounts less returns during the period.
(8) Active accounts represent credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month.

SYNCHRONY FINANCIAL
STATEMENTS OF EARNINGS
(unaudited, $ in millions)
	Quarter Ended							Nine months ended
	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013	3Q'14 vs. 3Q'13		Sep 30, 2014	Sep 30, 2013	YTD'14 vs. YTD'13
Interest income:
Interest and fees on loans	$3,116	$2,920	$2,928	$3,032	$2,883	$233	8.1%	$8,964	$8,263	$701	8.5%
Interest on investment securities	7	6	5	5	3	4	133.3%	18	13	5	38.5%
Total interest income	3,123	2,926	2,933	3,037	2,886	237	8.2%	8,982	8,276	706	8.5%

Interest expense:
Interest on deposits	126	109	96	93	94	32	34.0%	331	281	50	17.8%
Interest on borrowings of consolidated securitization entities	57	54	47	49	51	6	11.8%	158	162	(4)	(2.5)%
Interest on related party debt	15	43	47	46	38	(23)	(60.5)%	105	111	(6)	(5.4)%
Interest on third party debt	46	—	—	—	—	46	NM	46	—	46	NM
Total interest expense	244	206	190	188	183	61	33.3%	640	554	86	15.5%

Net interest income	2,879	2,720	2,743	2,849	2,703	176	6.5%	8,342	7,722	620	8.0%

Retailer share arrangements	(693)	(590)	(594)	(662)	(680)	(13)	1.9%	(1,877)	(1,711)	(166)	9.7%
Net interest income, after retailer share arrangements	2,186	2,130	2,149	2,187	2,023	163	8.1%	6,465	6,011	454	7.6%

Provision for loan losses	675	681	764	818	541	134	24.8%	2,120	2,254	(134)	(5.9)%
Net interest income, after retailer share arrangements and provision for loan losses	1,511	1,449	1,385	1,369	1,482	29	2.0%	4,345	3,757	588	15.7%

Other income:
Interchange revenue	101	92	76	89	82	19	23.2%	269	235	34	14.5%
Debt cancellation fees	68	70	70	88	74	(6)	(8.1)%	208	236	(28)	(11.9)%
Loyalty programs	(84)	(63)	(43)	(57)	(58)	(26)	44.8%	(190)	(156)	(34)	21.8%
Other	11	13	12	10	16	(5)	(31.3)%	36	55	(19)	(34.5)%
Total other income	96	112	115	130	114	(18)	(15.8)%	323	370	(47)	(12.7)%

Other expense:
Employee costs	239	207	193	190	173	66	38.2%	639	508	131	25.8%
Professional fees	159	155	141	157	120	39	32.5%	455	329	126	38.3%
Marketing and business development	115	97	83	117	54	61	113.0%	295	152	143	94.1%
Information processing	47	53	52	52	47	—	—%	152	141	11	7.8%
Other	168	285	141	291	181	(13)	(7.2)%	594	547	47	8.6%
Total other expense	728	797	610	807	575	153	26.6%	2,135	1,677	458	27.3%

Earnings before provision for income taxes	879	764	890	692	1,021	(142)	(13.9)%	2,533	2,450	83	3.4%
Provision for income taxes	331	292	332	249	380	(49)	(12.9)%	955	914	41	4.5%
Net earnings attributable to common shareholders	$548	$472	$558	$443	$641	$(93)	(14.5)%	$1,578	$1,536	$42	2.7%

SYNCHRONY FINANCIAL
STATEMENTS OF FINANCIAL POSITION
(unaudited, $ in millions)
	Quarter Ended
	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013	Sep 30, 2014 vs. Sep 30, 2013
Assets
Cash and equivalents	$14,808	$6,782	$5,331	$2,319	$2,670	$12,138	NM
Investment securities	325	298	265	236	233	92	39.5%
Loan receivables:
Unsecuritized loans held for investment	30,474	28,280	29,101	31,183	28,102	2,372	8.4%
Restricted loans of consolidated securitization entities	26,293	26,593	25,184	26,071	25,163	1,130	4.5%
Total loan receivables	56,767	54,873	54,285	57,254	53,265	3,502	6.6%
Less: Allowance for loan losses	(3,102)	(3,006)	(2,998)	(2,892)	(2,792)	(310)	11.1%
Loan receivables, net	53,665	51,867	51,287	54,362	50,473	3,192	6.3%
Loan receivables held for sale	1,493	1,458	—	—	—	1,493	NM
Goodwill	949	949	949	949	957	(8)	(0.8)%
Intangible assets, net	449	463	464	300	290	159	54.8%
Other assets	1,780	1,358	949	919	882	898	101.8%
Total assets	$73,469	$63,175	$59,245	$59,085	$55,505	$17,964	32.4%

Liabilities and Equity
Deposits:
Interest bearing deposit accounts	$32,480	$30,258	$27,123	$25,360	$21,712	$10,768	49.6%
Non-interest bearing deposit accounts	209	204	235	359	450	(241)	(53.6)%
Total deposits	32,689	30,462	27,358	25,719	22,162	10,527	47.5%
Borrowings:
Borrowings of consolidated securitization entities	15,091	15,114	14,642	15,362	15,395	(304)	(2.0)%
Related party debt	1,405	7,859	8,062	8,959	9,270	(7,865)	(84.8)%
Third party debt	11,088	—	—	—	—	11,088	NM
Total borrowings	27,584	22,973	22,704	24,321	24,665	2,919	11.8%
Accrued expenses and other liabilities	3,255	3,347	3,141	3,085	3,095	160	5.2%
Total liabilities	63,528	56,782	53,203	53,125	49,922	13,606	27.3%
Equity:
Parent’s net investment	—	—	6,052	5,973	5,592	(5,592)	NM
Common stock	1	1	—	—	—	1	NM
Additional paid-in capital	9,401	6,399	—	—	—	9,401	NM
Retained earnings	548	—	—	—	—	548	NM
Accumulated other comprehensive income:	(9)	(7)	(10)	(13)	(9)	—	—%
Total equity	9,941	6,393	6,042	5,960	5,583	4,358	78.1%
Total liabilities and equity	$73,469	$63,175	$59,245	$59,085	$55,505	$17,964	32.4%

SYNCHRONY FINANCIAL
AVERAGE BALANCES, NET INTEREST INCOME AND NET INTEREST MARGIN
(unaudited, $ in millions)

	Quarter Ended
	Sep 30, 2014			Jun 30, 2014			Mar 31, 2014			Dec 31, 2013			Sep 30, 2013
		Interest	Average		Interest	Average		Interest	Average		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Assets
Interest earning assets:
Interest earning cash and equivalents	$9,793	$4	0.16%	$5,489	$3	0.22%	$4,001	$2	0.21%	$2,792	$2	0.28%	$2,266	$1	0.18%
Securities available for sale	309	3	3.89%	285	3	4.22%	250	3	4.92%	237	3	4.97%	227	2	3.53%

Loan receivables:
Credit cards, including held for sale	54,891	3,054	22.32%	52,957	2,860	21.66%	53,211	2,867	22.10%	52,271	2,963	22.25%	49,790	2,812	22.65%
Consumer installment loans	1,070	25	9.37%	1,004	24	9.59%	959	23	9.84%	1,249	29	9.11%	1,374	33	9.63%
Commercial credit products	1,412	37	10.51%	1,387	36	10.41%	1,311	38	11.89%	1,362	39	11.24%	1,404	38	10.86%
Other	18	—	—%	15	—	—%	14	—	—%	13	1	NM	12	—	—%
Total loan receivables, including held for sale	57,391	3,116	21.78%	55,363	2,920	21.16%	55,495	2,928	21.64%	54,895	3,032	21.68%	52,580	2,883	21.99%
Total interest earning assets	67,493	3,123	18.56%	61,137	2,926	19.20%	59,746	2,933	20.13%	57,924	3,037	20.58%	55,073	2,886	21.02%

Non-interest earning assets:
Cash and due from banks	1,260			637			561			533			535
Allowance for loan losses	(3,058)			(3,005)			(2,931)			(2,823)			(2,799)
Other assets	2,605			2,446			2,045			2,072			2,097
Total non-interest earning assets	807			78			(325)			(218)			(167)

Total assets	$68,300			$61,215			$59,421			$57,706			$54,906

Liabilities
Interest bearing liabilities:
Interest bearing deposit accounts	$31,459	$126	1.61%	$28,568	$109	1.53%	$26,317	$96	1.50%	$23,857	$93	1.53%	$21,012	$94	1.79%
Borrowings of consolidated securitization entities	15,102	57	1.51%	14,727	54	1.47%	14,830	47	1.30%	15,378	49	1.25%	16,058	51	1.27%
Related party debt	4,582	15	1.31%	7,959	43	2.17%	8,286	47	2.33%	9,037	46	2.00%	9,213	38	1.65%
Third party debt(1)	5,544	46	3.33%	—	—	—%	—	—	—%	—	—	—%	—	—	—%
Total interest bearing liabilities	56,687	244	1.73%	51,254	206	1.61%	49,433	190	1.58%	48,272	188	1.53%	46,283	183	1.59%

Non-interest bearing liabilities
Non-interest bearing deposit accounts	206			221			331			450			477
Other liabilities	3,208			3,412			3,182			3,391			2,880
Total non-interest bearing liabilities	3,414			3,633			3,513			3,841			3,357

Total liabilities	60,101			54,887			52,946			52,113			49,640

Equity
Total equity	8,199			6,328			6,475			5,593			5,266

Total liabilities and equity	$68,300			$61,215			$59,421			$57,706			$54,906
Net interest income		$2,879			$2,720			$2,743			$2,849			$2,703

Interest rate spread(2)			16.83%			17.59%			18.55%			19.05%			19.43%
Net interest margin(3)			17.11%			17.84%			18.83%			19.30%			19.69%

(1) Interest on third party debt calculated above utilizes monthly average balances. The average third party debt balance outstanding, from the date of issuance through September 30, 2014, was $10.8 billion and accrued interest at an effective rate of 2.63%, excluding the impact of a one time charge incurred in connection with the prepayment of the Bank term loan facility.

(2) Interest rate spread represents the difference between the yield on total interest earning assets and the rate on total interest bearing liabilities.
(3) Net interest margin represents net interest income divided by average interest earning assets.

SYNCHRONY FINANCIAL
AVERAGE BALANCES, NET INTEREST INCOME AND NET INTEREST MARGIN
(unaudited, $ in millions)

	Nine months ended Sep 30, 2014			Nine months ended Sep 30, 2013
		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate	Balance	Expense	Rate
Assets
Interest earning assets:
Interest earning cash and equivalents	$6,587	$9	0.18%	$3,589	$7	0.26%
Securities available for sale	281	9	4.31%	209	6	3.85%

Loan receivables:
Credit cards, including held for sale	53,836	8,781	21.97%	48,745	8,053	22.17%
Consumer installment loans	1,012	72	9.58%	1,382	99	9.61%
Commercial credit products	1,374	111	10.88%	1,350	111	11.03%
Other	16	—	—%	11	—	—%
Total loan receivables, including held for sale	56,238	8,964	21.47%	51,488	8,263	21.54%
Total interest earning assets	63,106	8,982	19.17%	55,286	8,276	20.09%

Non-interest earning assets:
Cash and due from banks	863			545
Allowance for loan losses	(2,997)			(2,609)
Other assets	2,360			2,013
Total non-interest earning assets	226			(51)

Total assets	$63,332			$55,235

Liabilities
Interest bearing liabilities:
Interest bearing deposit accounts	$28,799	$331	1.55%	$21,355	$281	1.77%
Borrowings of consolidated securitization entities	14,888	158	1.43%	16,560	162	1.31%
Related party debt	6,739	105	2.10%	8,902	111	1.67%
Third party debt(1)	2,218	46	2.79%	—	—	—%
Total interest bearing liabilities	52,644	640	1.64%	46,817	554	1.59%

Non-interest bearing liabilities
Non-interest bearing deposit accounts	259			488
Other liabilities	3,272			2,737
Total non-interest bearing liabilities	3,531			3,225

Total liabilities	56,175			50,042

Equity
Total equity	7,157			5,193

Total liabilities and equity	$63,332			$55,235
Net interest income		$8,342			$7,722

Interest rate spread(2)			17.53%			18.50%
Net interest margin(3)			17.80%			18.74%

(1) Interest on third party debt calculated above utilizes monthly average balances. The average third party debt balance outstanding, from the date of issuance through September 30, 2014, was $10.8 billion and accrued interest at an effective rate of 2.63%, excluding the impact of a one time charge incurred in connection with the prepayment of the Bank term loan facility.

(2) Interest rate spread represents the difference between the yield on total interest earning assets and the rate on total interest bearing liabilities.
(3) Net interest margin represents net interest income divided by average interest earning assets.

SYNCHRONY FINANCIAL
BALANCE SHEET STATISTICS
(unaudited, $ in millions, except per share statistics)

	Quarter Ended
	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013	Sep 30, 2014 vs. Sep 30, 2013
BALANCE SHEET STATISTICS
Total common equity	$9,941	$6,393	$6,042	$5,960	$5,583	$4,358	78.1%
Total common equity as a % of total assets	13.53%	10.12%	10.20%	10.09%	10.06%		3.47%

Tangible assets	$72,071	$61,763	$57,832	$57,836	$54,258	$17,813	32.8%
Tangible common equity(1)	$8,543	$4,981	$4,629	$4,711	$4,336	$4,207	97.0%
Tangible common equity as a % of tangible assets(1)	11.85%	8.06%	8.00%	8.15%	7.99%		3.86%
Tangible common equity per share(1)	$10.24	$7.07	$6.57	$6.68	$6.15	$4.09	66.5%

REGULATORY CAPITAL RATIOS(2)
Basel I
Total risk-based capital ratio(3)	16.4%
Tier 1 risk-based capital ratio(4)	15.1%
Tier 1 common ratio(5)	15.1%
Tier 1 leverage ratio(6)	12.2%

Basel III
Tier 1 common ratio(7)	14.6%

(1) Tangible Common Equity ("TCE") is a non-GAAP measure. We believe TCE is a more meaningful measure to investors of the net asset value of the Company. For corresponding reconciliation of TCE to a GAAP financial measure see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.

(2) Regulatory capital metrics as of the end of 3Q 2014 are preliminary and therefore subject to change. As a new savings and loan holding company, the Company historically has not been required by regulators to disclose capital ratios, and therefore these ratios are non-GAAP measures. See Reconciliation of Non-GAAP Measures and Calculation of Regulatory Measures for components of capital ratio calculations.

(3) Total risk-based capital ratio is the ratio of total risk-based capital divided by risk-weighted assets.
(4) Tier 1 risk-based capital ratio is the ratio of Tier 1 capital divided by risk-weighted assets.
(5) Tier 1 common ratio is the ratio of common equity Tier 1 capital divided by risk-weighted assets.
(6) Tier 1 leverage ratio is calculated based on Tier 1 capital divided by total assets, after certain adjustments.
(7) Our Basel III Tier 1 common ratio is the ratio of common equity Tier 1 capital to total risk-weighted assets, each as calculated in accordance with the U.S. Basel III capital rules (on a fully phased-in basis). Our Basel III Tier 1 common ratio is a preliminary estimate reflecting management’s interpretation of the final Basel III capital rules adopted in July 2013 by the Federal Reserve Board, which have not been fully implemented, and our estimate and interpretations are subject to, among other things, ongoing regulatory review and implementation guidance.

SYNCHRONY FINANCIAL
PLATFORM RESULTS AND RECONCILIATION OF NON-GAAP MEASURES
(unaudited, $ in millions)
	Quarter Ended							Nine months ended
	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013	3Q'14 vs. 3Q'13		Sep 30, 2014	Sep 30, 2013	YTD'14 vs. YTD'13
RETAIL CARD
Purchase volume(1),(2)	$20,991	$21,032	$16,713	$22,199	$18,840	$2,151	11.4%	$58,736	$53,540	$5,196	9.7%
Period-end loan receivables	$38,466	$37,238	$37,175	$39,834	$36,137	$2,329	6.4%	$38,466	$36,137	$2,329	6.4%
Average loan receivables, including held for sale	$39,411	$38,047	$38,223	$37,576	$35,754	$3,657	10.2%	$38,685	$35,037	$3,648	10.4%
Average active accounts (in thousands)(2),(3)	48,433	47,248	48,168	47,455	45,617	2,816	6.2%	48,116	45,128	2,988	6.6%

Interest and fees on loans(2)	$2,299	$2,158	$2,178	$2,234	$2,119	$180	8.5%	$6,635	$6,083	$552	9.1%
Other income(2)	78	92	96	113	95	(17)	(17.9)%	266	306	(40)	(13.1)%
Platform revenue, excluding retailer share arrangements(2)	2,377	2,250	2,274	2,347	2,214	163	7.4%	6,901	6,389	512	8.0%
Retailer share arrangements(2)	(683)	(577)	(584)	(651)	(670)	(13)	1.9%	(1,844)	(1,680)	(164)	9.8%
Platform revenue(2)	$1,694	$1,673	$1,690	$1,696	$1,544	$150	9.7%	$5,057	$4,709	$348	7.4%

PAYMENT SOLUTIONS
Purchase volume(1)	$3,226	$3,115	$2,687	$3,111	$2,963	$263	8.9%	$9,028	$8,249	$779	9.4%
Period-end loan receivables	$11,514	$11,014	$10,647	$10,893	$10,731	$783	7.3%	$11,514	$10,731	$783	7.3%
Average loan receivables	$11,267	$10,785	$10,775	$10,844	$10,526	$741	7.0%	$10,965	$10,342	$623	6.0%
Average active accounts (in thousands)(3)	6,892	6,692	6,737	6,566	6,310	582	9.2%	6,784	6,234	550	8.8%

Interest and fees on loans	$405	$379	$372	$399	$383	$22	5.7%	$1,156	$1,107	$49	4.4%
Other income	7	8	8	4	9	(2)	(22.2)%	23	32	(9)	(28.1)%
Platform revenue, excluding retailer share arrangements	412	387	380	403	392	20	5.1%	1,179	1,139	40	3.5%
Retailer share arrangements	(9)	(12)	(9)	(9)	(10)	1	(10.0)%	(30)	(27)	(3)	11.1%
Platform revenue	$403	$375	$371	$394	$382	$21	5.5%	$1,149	$1,112	$37	3.3%

CARECREDIT
Purchase volume(1)	$1,787	$1,831	$1,686	$1,692	$1,696	$91	5.4%	$5,304	$5,067	$237	4.7%
Period-end loan receivables	$6,787	$6,621	$6,463	$6,527	$6,397	$390	6.1%	$6,787	$6,397	$390	6.1%
Average loan receivables	$6,713	$6,531	$6,497	$6,475	$6,300	$413	6.6%	$6,588	$6,109	$479	7.8%
Average active accounts (in thousands)(3)	4,582	4,446	4,437	4,381	4,244	338	8.0%	4,494	4,161	333	8.0%

Interest and fees on loans	$412	$383	$378	$399	$381	$31	8.1%	$1,173	$1,073	$100	9.3%
Other income	11	12	11	13	10	1	10.0%	34	32	2	6.3%
Platform revenue, excluding retailer share arrangements	423	395	389	412	391	32	8.2%	1,207	1,105	102	9.2%
Retailer share arrangements	(1)	(1)	(1)	(2)	—	(1)	NM	(3)	(4)	1	(25.0)%
Platform revenue	$422	$394	$388	$410	$391	$31	7.9%	$1,204	$1,101	$103	9.4%

TOTAL SYNCHRONY FINANCIAL
Purchase volume(1),(2)	$26,004	$25,978	$21,086	$27,002	$23,499	$2,505	10.7%	$73,068	$66,856	$6,212	9.3%
Period-end loan receivables	$56,767	$54,873	$54,285	$57,254	$53,265	$3,502	6.6%	$56,767	$53,265	$3,502	6.6%
Average loan receivables, including held for sale	$57,391	$55,363	$55,495	$54,895	$52,580	$4,811	9.1%	$56,238	$51,488	$4,750	9.2%
Average active accounts (in thousands)(2),(3)	59,907	58,386	59,342	58,402	56,171	3,736	6.7%	59,394	55,523	3,871	7.0%

Interest and fees on loans(2)	$3,116	$2,920	$2,928	$3,032	$2,883	$233	8.1%	$8,964	$8,263	$701	8.5%
Other income(2)	96	112	115	130	114	(18)	(15.8)%	323	370	(47)	(12.7)%
Platform revenue, excluding retailer share arrangements(2)	3,212	3,032	3,043	3,162	2,997	215	7.2%	9,287	8,633	654	7.6%
Retailer share arrangements(2)	(693)	(590)	(594)	(662)	(680)	(13)	1.9%	(1,877)	(1,711)	(166)	9.7%
Platform revenue(2)	$2,519	$2,442	$2,449	$2,500	$2,317	$202	8.7%	$7,410	$6,922	$488	7.0%

(1) Purchase volume, or net credit sales, represents the aggregate amount of charges incurred on credit cards or other credit product accounts less returns during the period.
(2) Includes activity and balances associated with loan receivables held for sale.
(3) Active accounts represent credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month.

SYNCHRONY FINANCIAL
RECONCILIATION OF NON-GAAP MEASURES AND CALCULATIONS OF REGULATORY MEASURES
(unaudited, $ in millions, except per share statistics)
	Quarter Ended
	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013
COMMON EQUITY MEASURES
GAAP Total common equity	$9,941	$6,393	$6,042	$5,960	$5,583
Less: Goodwill	(949)	(949)	(949)	(949)	(957)
Less: Intangible assets, net	(449)	(463)	(464)	(300)	(290)
Tangible common equity	$8,543	$4,981	$4,629	$4,711	$4,336
Adjustments for certain other intangible assets, deferred tax liabilities and certain items in accumulated comprehensive income (loss)	292
Basel I - Tier 1 capital and Tier 1 common equity	$8,835
Adjustments for certain other intangible assets and deferred tax liabilities	(24)
Basel III - Tier I common equity	$8,811

RISK-BASED CAPITAL
Basel I - Tier 1 capital and Tier 1 common equity	$8,835
Add: Allowance for loan losses includible in risk-based capital	760
Basel I - Risk-based capital	$9,595

ASSET MEASURES
Total assets	$73,469
Less: Disallowed goodwill and other disallowed intangible assets, net of related deferred tax liabilities	(1,110)
Less: Unrealized (gains) / losses on investment securities	4
Total assets for leverage purposes - Basel I	$72,363

Risk-weighted assets - Basel I	$58,457
Additional risk weighting adjustments related to:
Deferred taxes	1,319
Loan receivables delinquent over 90 days	682
Other	—
Risk-weighted assets - Basel III (fully phased in)	$60,458

TANGIBLE COMMON EQUITY PER SHARE
GAAP book value per share	$11.92	$9.07	$8.57	$8.45	$7.92
Less: Goodwill	(1.14)	(1.34)	(1.34)	(1.34)	(1.36)
Less: Intangible assets, net	(0.54)	(0.66)	(0.66)	(0.43)	(0.41)
Tangible common equity per share	$10.24	$7.07	$6.57	$6.68	$6.15